UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2005

COUNTRYWIDE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)

Registrant’s telephone number, including area code: (818) 225-3000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On March 8, 2005, Countrywide Financial Corporation (the “Company”) issued a press release announcing information regarding its operational statistics for the month ended February 28, 2005, a copy of which is attached as Exhibit 99.1. On March 8, 2005, the Company also made available an updated version of its thirteen-month statistical data report on its website, www.countrywide.com, a copy of which is attached as Exhibit 99.2.

     The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Countrywide Financial Corporation (the “Company”) pertaining to its operational statistics for the month ended February 28, 2005.

99.2	Thirteen-month statistical data report made available by the Company on its website.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: March 7, 2005	/s/ Laura Milleman
Laura Milleman
Senior Managing Director and Chief Accounting Officer